UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

XOMA ROYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0075	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 12, 2026, XOMA Royalty Corporation (the “Company”) issued a press release announcing that it expects the closing of the previously announced acquisition of XOMA Royalty Holdings Corporation (“HoldCo”) by Ligand Pharmaceuticals Incorporated (“Ligand”) to occur on or about July 14, 2026, subject to the satisfaction or waiver of the remaining conditions to closing set forth in the Agreement and Plan of Merger, dated as of April 27, 2026, as amended by that certain Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 16, 2026, by and among the Company, Ligand, Flex Merger Sub, Inc. and HoldCo (as amended, the “Merger Agreement”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On June 12, 2026, the Company delivered to its transfer agent notices of full redemption (the “Notices”) of (i) the Company’s 8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share (CUSIP No. 98419J305) (the “Series A Preferred Stock”), listed on The Nasdaq Stock Market under the symbol “XOMAP,” and (ii) the Company’s depositary shares representing its 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share (CUSIP No. 98419J404) (the “Series B Preferred Stock,” and together with the Series A Preferred Stock, the “Preferred Stock”), listed on The Nasdaq Stock Market under the symbol “XOMAO,” in each case pursuant to Section 5(b) of the applicable Certificate of Designation.

As of the date of the Notices, there are 984,000 shares of Series A Preferred Stock outstanding and 1,760.5 shares of Series B Preferred Stock outstanding (represented by 1,760,500 depositary shares). The Notices call for the redemption of all outstanding shares of Preferred Stock (the “Redemption”) on July 14, 2026 (the “Redemption Date”) at a redemption price equal to $25.00 per share of Series A Preferred Stock and $25.00 per depositary share representing the Series B Preferred Stock (and a proportionate amount per depositary share representing Series B Preferred Stock), in each case plus all accrued and unpaid dividends to, but not including, the Redemption Date (the “Redemption Price”).

On the Redemption Date, the applicable Redemption Price will become due and payable, and dividends on the Preferred Stock will cease to accrue on and after the Redemption Date to the extent that the Company does not default in the payment of the applicable Redemption Price. Following the completion of the Redemption, no shares of Preferred Stock will remain outstanding, and the Preferred Stock will cease to be listed on The Nasdaq Stock Market.

The information contained in this Item 8.01 relating to the Redemption and the Notices is for informational purposes only and does not constitute an offer to buy or a solicitation of an offer to sell any shares of Preferred Stock, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. Such information is not itself a notice of redemption with respect to the Preferred Stock, and the Redemption will be made in accordance with the terms of the applicable Certificate of Designation.

Additional Information and Where to Find It

In connection with the proposed acquisition, the Company filed a definitive proxy statement with the SEC on June 10, 2026. The definitive proxy statement will be mailed to the Company’s stockholders in connection with the proposed acquisition. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY

BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed acquisition or other responses in relation to the proposed acquisition should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or at investors.xoma.com.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed acquisition. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on March 30, 2026. Additional information concerning the interests of XOMA Royalty’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in XOMA Royalty’s definitive proxy statement relating to the proposed acquisition, which was filed with the SEC on June 10, 2026. These documents are available free of charge at the SEC’s web site at www.sec.gov and at investors.xoma.com.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including information about, among other topics, Ligand’s proposed acquisition of HoldCo, Ligand’s and the Company’s products pipeline and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain Company stockholder approval) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships, including the Company’s ability to attract and retain highly qualified management and other clinical and scientific personals; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the Company’s shares of common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or the Company’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; risks and uncertainties related to issued or future executive orders or other new, or changes in, laws, regulations or policy; changes in tax and other laws, regulations, rates and policies; the uncertainties inherent in business and financial planning, including, without limitation, risks related to Ligand’s business and prospects, adverse developments in Ligand’s markets, or adverse developments in the U.S. or global capital markets, credit markets, regulatory environment, tariffs and other trade policies or economies generally; future business combinations or disposals; uncertainties regarding the commercial success of the Company’s commercialized and/or pipeline products or Ligand’s commercialized and/or pipeline products; risks associated with drug development; the Company’s and Ligand’s reliance on collaborative partners for milestone payments, royalties, materials revenue, contract payments and other revenue projections, which may not be received; the uncertainties inherent in research and development, including the ability of the Company’s and

Ligand’s partners to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with initial, preliminary or interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical trials conducted by the Company’s and Ligand’s partners; whether and when drug applications may be filed in any jurisdictions for pipeline products for any potential indications by the Company’s and Ligand’s partners; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; and decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” and “Forward Looking Statements” sections of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC, all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. The Company gives no assurance that it will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Document

99.1	Press Release of the Company dated June 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA ROYALTY CORPORATION

Date: June 12, 2026	By:	/s/ Owen Hughes
Owen Hughes
Chief Executive Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE

June 12, 2026

XOMA ROYALTY CORPORATION DECLARES QUARTERLY PREFERRED STOCK

DIVIDEND AND ANNOUNCES REDEMPTION OF ITS PERPETUAL PREFERRED STOCK

AND CVR DIVIDEND RECORD DATE

Emeryville, CA — June 12, 2026 — XOMA Royalty Corporation (Nasdaq: XOMA) (“XOMA” or the “Company”) today announced that its Board of Directors has authorized the following cash dividends to holders of XOMA Royalty’s (i) 8.625% Series A Cumulative Perpetual Preferred Stock (Nasdaq: XOMAP) (the “Series A Preferred Stock”) (984,000 shares outstanding, CUSIP No. 98419J305) and (ii) depositary shares representing its 8.375% Series B Cumulative Perpetual Preferred Stock (Nasdaq: XOMAO) (represented by 1,760,500 Depositary Shares) (the “Series B Preferred Stock”, and together with the Series A Preferred Stock, the “Preferred Stock”) (CUSIP No. 98419J404). In addition, on July 14, 2026 (the “Redemption Date”), it will redeem all outstanding shares of Preferred Stock, in each case pursuant to Section 5(b) of the applicable Certificate of Designation.

Holders of Series A Preferred Stock shall receive a cash dividend equal to $0.53906 per share. Holders of Series B Preferred Stock shall receive a cash dividend equal to $0.52344 per depositary share. The Preferred Share dividends will be paid on or about July 15, 2026, to respective holders of record at the close of business on July 2, 2026.

The Series A Preferred Stock will be redeemed at a redemption price of $25.00 per share. The Series B Preferred Stock will be redeemed at a redemption price of $25.00 per depositary share. The total redemption price per share will be paid separately from the quarterly cash dividend referred to above.

On and after the Redemption Date, dividends will cease to accrue on the Preferred Stock and the Preferred Stock will cease to be outstanding. Holders of the Preferred Stock (and Depositary Shares representing Series B Preferred Stock) will receive the applicable redemption price through the facilities of The Depository Trust Company in accordance with its standard procedures.

The redemption is being effected in connection with the pending merger of Flex Merger Sub, Inc. with and into XOMA pursuant to the Agreement and Plan of Merger dated April 27, 2026, by and among XOMA, Ligand Pharmaceuticals Incorporated and Flex Merger Sub, Inc.

In connection with the pending Merger, XOMA also announced that the record date for the distribution of contingent value rights (“CVRs”) to holders of XOMA’s common stock entitled to receive CVRs pursuant to the Agreement and Plan of Merger has been set at 5:00 p.m., Eastern time, on July 13, 2026 (the “CVR Record Date”). Each holder of record of XOMA’s common stock as of the CVR Record Date will be entitled to receive one CVR per share as additional merger consideration at the effective time of the Merger. The CVRs represent the right to receive contingent payments derived from the XOMA CVR Trust’s 75% interest in XOMA Royalty LLC and related to the Janssen Litigation (as described in the Merger Agreement). Nasdaq was notified of the CVR distribution in accordance with applicable Nasdaq rules.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including information about, among other topics, Ligand’s proposed acquisition of XOMA Royalty, Ligand’s and XOMA Royalty’s products pipeline and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by XOMA Royalty stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships, including XOMA Royalty’s ability to attract and retain highly qualified management and other clinical and scientific personals; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Ligand’s or XOMA Royalty’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or XOMA Royalty’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; risks and uncertainties related to issued or future executive orders or other new, or changes in, laws, regulations or policy; changes in tax and other laws, regulations, rates and policies; the uncertainties inherent in business and financial planning, including, without limitation, risks related to Ligand’s business and prospects, adverse developments in Ligand’s markets, or adverse developments in the U.S. or global capital markets, credit markets, regulatory environment, tariffs and other trade policies or economies generally; future business combinations or disposals; uncertainties regarding the commercial success of XOMA Royalty’s commercialized and/or pipeline products or Ligand’s commercialized and/or pipeline products; risks associated with drug development; XOMA Royalty’s and Ligand’s reliance on collaborative partners for milestone payments, royalties, materials revenue, contract payments and other revenue projections, which may not be received; the uncertainties inherent in research and development, including the ability of XOMA Royalty’s and Ligand’s partners to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with initial, preliminary or interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical trials conducted by XOMA Royalty’s and Ligand’s partners; whether and when drug applications may be filed in any jurisdictions for pipeline products for any potential indications by XOMA Royalty’s and Ligand’s partners; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; and decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Ligand and XOMA Royalty described in the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” (in the case of Ligand) and “Forward Looking Statements” (in the case of XOMA Royalty) sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ligand and XOMA Royalty assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Ligand nor XOMA Royalty gives any assurance that it will achieve its expectations.

Contacts

Investors and Media:

Maghan Meyers

Maghan@argotpartners.com

(646) 367-2769